EXHIBIT 99.4
                                 ------------

                              A Swap Confirmation

Deutsche Bank
Aktiengesellschaft




To: THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-HY11

Attn:    Arthur Rea

Fax No:  212-815-3986

From:    DEUTSCHE BANK AG, NEW YORK BRANCH

Date:    April 28, 2006

Swap Transaction Confirmation

The purpose of this letter agreement ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("DBAG") and The Bank of New York, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-HY11 ("Counterparty") created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-HY11 dated as of April 1, 2006 among CWALT, Inc. as depositor, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of April 28, 2006, between each of DBAG and Counterparty and shall form a part of and be subject to that ISDA Master Agreement.

     Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

     General Terms
     -------------

     Trade Date:                    April 24, 2006

     Effective Date:                April 28, 2006

     Termination Date:              The earlier to occur of (i) June 25,
                                    2036, and (ii) the date upon which the
                                    Notional Amount has been reduced to zero, subject to adjustment in accordance with the Following Business Day Convention.

     Notional Amount:               With respect to any Calculation Period,
                                    the lesser of (i) the aggregate Stated
                                    Principal Balance of the Mortgage Loans as of the Due Date in the prior calendar month (after giving effect to Principal
                                    Prepayments received in the Prepayment
                                    Period related to that prior Due Date) and
                                    (ii) the aggregate Class Certificate
                                    Balance of the Class A-1 Certificates
                                    immediately prior to the Distribution Date occurring in the calendar month in which such Calculation Period ends.

     Floating Amount I:
     ------------------

          Floating Rate I Payer:    DBAG

          Floating Rate I Payer     Early Payment shall be applicable. For
          Payment Dates:            each Calculation Period, the Floating Rate
                                    Payer Payment Date shall be the first
                                    Business Day prior to the related Floating
                                    Rate Payer Period End Date.

          Floating Rate I Payer     The 25th of each month in each year from
          Period End Dates:         (and including) May 25, 2006 to (and
                                    including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

          Floating Rate I Option:   USD-LIBOR-BBA.

          Designated Maturity:      One Month

          Spread: On or prior to the Optional Termination Date (as defined in the Pooling and Servicing Agreement), 0.12% and following the Optional Termination Date (as defined in the Pooling and Servicing Agreement), 0.24%.

          Floating Rate I Day       Actual/360
          Count Fraction:

          Reset Dates:              The first day of each Calculation Period.

          Compounding:              Inapplicable

          Business Days for Reset:  London


     Floating Amount II:
     -------------------

          Floating Rate II Payer:   Counterparty

          Floating Rate II Payer    The 25th of each month in each year from
          Payment Dates:            (and including) May 25, 2006 to (and
                                    including) the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

          Floating Rate II:         On or prior to the Optional Termination
                                    Date (as defined in the Pooling and
                                    Servicing Agreement) the lesser of (i) the sum of (A) USD-LIBOR-BBA plus 0.12% and
                                    (B) 0.1% and (ii) the Weighted Average
                                    Adjusted Net Mortgage Rate (as defined in the Pooling and Servicing Agreement).

                                    Following the Optional Termination Date
                                    (as defined in the Pooling and Servicing
                                    Agreement) the lesser of (i) the sum of
                                    (A) USD-LIBOR-BBA plus 0.24% and (B) 0.2% and (ii) the Weighted Average Adjusted Net Mortgage Rate (as defined in the Pooling and Servicing Agreement).

          Designated Maturity:      One Month

          Floating Rate II Day      Actual/360
          Count Fraction:

          Reset Dates:              The first day of each Calculation Period.

          Compounding:              Inapplicable






     Business Days for Payments by  New York.
     Both Parties:

     Amendment to Section 2(c)      Notwithstanding anything to the contrary
     of the Agreement:              in Section 2(c) of the Agreement, amounts
                                    that are payable with respect to
                                    Calculation Periods which end in the same calendar month (prior to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the Agreement shall not be subject to netting.

                                    Notwithstanding anything to the contrary in this Confirmation, if for any Calculation Period, Floating Amount I is greater then Floating Amount II, than DBAG's netted payment under this Confirmation shall be the greater of (i) zero and (ii) (a) (Floating Amount I minus Floating Amount II) minus (b) the Class A-1 Amount (as defined in the Pooling and Servicing Agreement).

     Procedural Terms:
     -----------------

          Account Details:

             Payments to DBAG:      Deutsche Bank Trust Company Americas,
                                    New York
                                    Acct# 01 473 969
                                    Swift Code: BKTRUS33

             Payments to            The Bank of New York
             Counterparty:          New York, NY
                                    ABA # 021-000-018
                                    GLA # 111-565
                                    For Further Credit:  TAS A/C 580662
                                    Attn: Arthur Rea 212-815-4800
                                    Fax: 212-815-3986

     Assignment:                    DBAG will not unreasonably withhold or
                                    delay its consent to an assignment of this Transaction to any other third party.

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:
Attention: Derivative Documentation
Telephone: 44 20 7547 4755
Facsimile: 44 20 7545 9761
E-mail: derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

-------------------------------------------------------------------------------
For and on behalf of                For and on behalf of
DEUTSCHE BANK AG, NEW YORK          THE BANK OF NEW YORK, not in its
BRANCH                              individual or corporate capacity but solely
(RMBS Derivatives Desk)             as Trustee for the Supplemental Interest
                                    Trust for Alternative Loan Trust 2006-
                                    HY11
-------------------------------------------------------------------------------

/s/ Cloris Eng                      /s/ Cirino Emanuele
-------------------------------------------------------------------------------
Name: Cloris Ing                    Name: Cirino Emanuele
Title: Assistant Vice President     Title: Assistant Vice President
Date: April 28, 2006                Date: April 28, 2006

-------------------------------------------------------------------------------
/s/ Diane Anderson
------------------------------------
Name: Diane Anderson
Title: Assistant Vice President
Date: April 28, 2006
-------------------------------------------------------------------------------